SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 21, 2004
                                ----------------

                Date of Report (Date of earliest event reported)


                                 H&R BLOCK, INC.
                                 ---------------
             (Exact name of Registrant as specified in its charter)

      Missouri                      1-6089                  44-0607856
      --------                      ------                  ----------
      (State of         (Commission File Number)         (I.R.S. Employer
    Incorporation)                                    Identification Number)


                  4400 Main Street, Kansas City, Missouri 64111
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (816) 753-6900
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 1.01  Entry into a Material Definitive Agreement

      On October 21, 2004, H&R Block, Inc. (the "Company") and Block Financial Corporation entered into an Underwriting Agreement with JP Morgan Securities Inc. and Merrill Lynch, Pierce Fenner & Smith Incorporated, as representatives of the several underwriters named therein, in connection with the issuance and sale by BFC of an aggregate of $400,000,000 of principal amount of BFC's
5.125% Notes due 2014 (the "Notes"), which are fully and unconditionally guaranteed by the Company pursuant to guarantees (the "Guarantee") endorsed on the Notes. The closing of the sale of the Notes and the Guarantee will occur on October 26, 2004. The form of the Notes and Guarantee is filed as Exhibit 4.1 and the Officers' Certificate establishing the terms of the Notes is filed as
Exhibit 4.2.

Item 8.01  Other Events

      The Company is filing certain exhibits to its Registration Statement on Form S-3 (Nos. 333-118020; 333-118020-01) under Item 9.01 hereof in connection with the completion of a public offering of $400 million in aggregate principal amounts of BFC's 5.125% Notes due 2014 on October 26, 2004. The pricing of the offering was previously announced in the Company's press release dated October 21, 2004, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibit Number  Description
--------------  -----------

1.1             Block Financial Corporation Debt Securities
                Underwriting Agreement Standard Provisions

4.1 Officers' Certificate of Block Financial Corporation establishing the terms of the 5.125% Notes due
                2014.

4.2             Form of 5.125% Notes due 2014.

5.1             Opinion of Stinson Morrison Hecker LLP.

23.1 Consent of Stinson Morrison Hecker LLP (included in Exhibit 5.1)

25.1            Form T-1, Statement of Eligibility under the
                Trust Indenture Act of 1939 of Deutsche Bank
                Trust Company Americas, as trustee.

99.1            Press Release, dated October 21, 2004

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

                               H&R BLOCK, INC.

Dated: October 26, 2004
                               By: /s/ Bret G. Wilson
                                  ---------------------------------
                                   Bret G. Wilson
                                   Vice President and Secretary